UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 11, 2013

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers

ITEM 9.01

Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBITS

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers

Appointment of President and Chief Operating Officer – Frank Wright

Effective January 1, 2014, Dr. Francis (“Frank”) Wright will be joining Salem Communications Corporation (the “Company”) as its President and Chief Operating Officer.   Dr. Wright will be reporting directly to Salem’s Chief Executive Officer, Edward Atsinger.

Dr. Wright has served as President and Chief Executive Officer of the National Religious Broadcasters (the “NRB”), a position he held for the past eleven (11) years.  Prior to joining the NRB in 2003, he served for seven (7) years as the Executive Director of the Center for Christian Statesmanship based on Capitol Hill.  Having managed the world’s largest Christian media association, Dr. Wright has significant and wide-ranging experience in the electronic media marketplace, including active engagement in the regulatory and public policy processes centered in Washington, DC.  Dr. Wright has also earned a doctorate in finance.

Employment Agreement with Francis Wright

Francis Wright entered into an employment agreement with Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Communications Corporation (the “Company”) on December 11, 2013 to serve the Company as its President and Chief Operating Officer.   The Compensation Committee of the Board of Directors of the Company also approved the terms of Dr. Wright’s employment agreement.

Dr. Wright’s employment agreement with HoldCo will commence on January 1, 2014 and shall have an initial term of twelve (12) months (“Initial Term”).  After the Initial Term expires, employment shall be one of voluntary employment “at-will” (“Subsequent Term”).

The employment agreement provides that, for as long as he remains employed by HoldCo, Dr. Wright’s base salary compensation schedule will be paid as follows: (a) at an annual rate of $475,000 effective as of January 1, 2014, (b) at an annual rate of $490,000 effective as of January 1, 2015, and (c) at an annual rate of $505,000 effective as of January 1, 2016 and continuing through December 31, 2016.

In addition to his annual base salary, Dr. Wright will also be eligible for an annual merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

If Dr. Wright’s employment is terminated without “Cause” (as defined in the employment agreement) during the Initial Term, HoldCo will pay Dr. Wright an amount equal to his then Base Salary for the greater of (i) the remainder of the Initial Term or (ii) six (6) months, less standard withholdings for tax and social security purposes, payable in equal monthly installments over six (6) consecutive months, commencing immediately following termination.  If Dr. Wright’s employment is terminated without “Cause” (as defined in the employment agreement) during the Subsequent Term, HoldCo will pay Dr. Wright an amount equal to his then Base Salary for six (6) months, less standard withholdings for tax and social security purposes, payable in equal monthly installments over six (6) consecutive months, commencing immediately following termination.

Dr. Wright’s employment agreement is filed herewith as Exhibit 99.2 and is incorporated herein by reference into this Item 5.02.

New Employment Agreement with David Santrella

On December 11, 2013, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Communications Corporation (the “Company”), and David Santrella entered into a new employment agreement pursuant to which Mr. Santrella will continue to serve as the Company’s President, Radio Division.  The Compensation Committee (the “Committee”) of the Board of Directors of the Company also approved the terms of Mr. Santrella’s agreement.

Mr. Santrella’s current employment agreement with HoldCo is an “at-will” agreement, but the compensation schedule applicable to Mr. Santrella will expire on December 31, 2013.  Mr. Santrella’s new employment agreement is also an “at-will” agreement that will become effective as of January 1, 2014 and will supersede and replace the employment agreement entered into by HoldCo and Mr. Santrella as of January 1, 2011.

The employment agreement provides that, for as long as he remains employed by HoldCo, Mr. Santrella will receive a base salary as follows: (a) at an annual rate of $430,000 effective as of January 1, 2014, (b) at an annual rate of $442,500 effective as of January 1, 2015, and (c) at an annual rate of $455,000 effective as of January 1, 2016 and continuing through December 31, 2016.

In addition to his annual base salary, Mr. Santrella will also be eligible for an annual merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

If Mr. Santrella’s employment is terminated without “Cause” (as defined in the employment agreement), HoldCo will pay Mr. Santrella as severance an amount equal to his then Base Salary for six (6) months, less standard withholdings for tax and social security purposes.

Additional benefits under Mr. Santrella’s employment agreement include reimbursement from HoldCo for an amount up to a maximum of $3,500 per year paid by Mr. Santrella for life insurance on his life.

Mr. Santrella’s employment agreement is filed herewith as Exhibit 99.3 and is incorporated herein by reference into this Item 5.02.

New Employment Agreement with David A. R. Evans

On December 11, 2013, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Communications Corporation (the “Company”), and David A.R. Evans entered into a new employment agreement pursuant to which Mr. Evans will continue to serve as the Company’s Division President – Interactive, New Business Development.  The Compensation Committee (the “Committee”) of the Board of Directors of the Company also approved the terms of Mr. Evans’ agreement.

Mr. Evans’ new employment agreement is an “at-will” agreement that will become effective as of January 1, 2014 and will supersede and replace the employment agreement entered into by HoldCo and Mr. Evans as of September 15, 2011.

The employment agreement provides that, for as long as he remains employed by HoldCo, Mr. Evans will receive a base salary at an annual rate of $475,000 effective January 1, 2014 through September 14, 2014.

In addition to his annual base salary, Mr. Evans will be eligible for two (2) quarterly incentive bonuses in the amount of $10,000 each for achievement of the following: (a) each quarter that the employment agreement remains in effect for which the Company’s Non-Broadcast Division meets or exceeds the “Revenue Budget” (as defined in the employment agreement) for the Non-Broadcast Division for the applicable quarter as set by the Company’s management, and (b) each quarter that the employment agreement remains in effect for which the Company’s Non-Broadcast Division meets or exceeds the “EBITDA Budget” (as defined in the employment agreement) for the Non-Broadcast Division for the applicable quarter as set by the Company’s management.  Mr. Evans will also be eligible for a merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

Mr. Evans’ employment agreement generally provides that if: (a) his employment is terminated without “Cause” (as defined in the employment agreement), or (b) if HoldCo fails to offer Mr. Evans a new employment agreement at the expiration of the compensation schedule as of September 14, 2014 which contains terms generally consistent with those contained in Mr. Evans’ January 1, 2014 employment agreement, HoldCo will pay Mr. Evans a severance amount equal to his then base salary for six (6) months and provide professional outplacement assistance for twelve (12) consecutive months. Additionally, if Mr. Evans dies prior to the expiration of the term of his employment agreement, any unvested or time-vested stock options previously granted to Mr. Evans shall become immediately one hundred percent (100%) vested.

Additional benefits under Mr. Evans’ employment agreement include reimbursement from HoldCo for an amount up to a maximum of $3,500 per year paid by Mr. Evans for life insurance on his life.

Mr. Evans’ employment agreement is filed herewith as Exhibit 99.4 and is incorporated herein by reference into this Item 5.02.

New Employment Agreement with Evan D. Masyr

On December 11, 2013, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Communications Corporation (the “Company”), and Evan D. Masyr entered into a new employment agreement pursuant to which Mr. Masyr will serve as the Company’s Executive Vice President and Chief Financial Officer.  The Compensation Committee (the “Committee”) of the Board of Directors of the Company also approved the terms of Mr. Masyr’s agreement.

Mr. Masyr’s current employment agreement with HoldCo is an “at-will” agreement, but the compensation schedule applicable to Mr. Masyr will expire on December 31, 2013.  Mr. Masyr’s new employment agreement is also an “at-will” agreement that will become effective as of January 1, 2014 and will supersede and replace the employment agreement entered into by HoldCo and Mr. Masyr as of January 1, 2011.

The employment agreement provides that, for as long as he remains employed by HoldCo, Mr. Masyr will receive a base salary as follows: (a) at an annual rate of $377,500 effective as of January 1, 2014, (b) at an annual rate of $390,000 effective as of January 1, 2015, and (c) at an annual rate of $402,500 effective as of January 1, 2016 and continuing through December 31, 2016.

In addition to his annual base salary, Mr. Masyr will also be eligible for an annual merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

If Mr. Masyr’s employment is terminated without “Cause” (as defined in the employment agreement), HoldCo will pay Mr. Masyr as severance an amount equal to his then Base Salary for six (6) months, less standard withholdings for tax and social security purposes.

Mr. Masyr’s employment agreement is filed herewith as Exhibit 99.5 and is incorporated herein by reference into this Item 5.02.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.  The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1 99.2 99.3 99.4 99.5

Press release, dated December 17, 2013, of Salem Communications Corporation announcing the appointment of Dr. Frank Wright as President and Chief Operating Officer.

Employment Agreement with Francis Wright dated as of January 1, 2014.

Employment Agreement with David Santrella dated as of January 1, 2014.

Employment Agreement with David A.R. Evans dated as of January 1, 2014.

Employment Agreement with Evan D. Masyr dated as of January 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: December 17, 2013	By:/s/DAVID P. SANTRELLA
David P. Santrella
President, Radio Division

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 17, 2013, of Salem Communications Corporation announcing the appointment of Dr. Frank Wright as President and Chief Operating Officer.
99.2	Employment Agreement with Francis Wright dated as of January 1, 2014.
99.3	Employment Agreement with David Santrella dated as of January 1, 2014.
99.4	Employment Agreement with David A.R. Evans dated as of January 1, 2014.
99.5	Employment Agreement with Evan D. Masyr dated as of January 1, 2014.